UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2019
 _________________________
WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street, Waterbury, Connecticut		06702
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (203) 578-2202

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 25, 2019, the shareholders of Webster Financial Corporation (the “Company”) approved the amendment and restatement of the Company’s Employee Stock Purchase Plan as described in Item 5.07 below (the “ESPP”). The Company’s Board of Directors previously had approved such amendment and restatement, subject to shareholder approval.

The description of the amended and restated ESPP contained in Proposal 4 in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 22, 2019, is incorporated by reference herein. Such description is qualified in its entirety by reference to the amended and restated ESPP, incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 25, 2019, the Company held its 2019 annual meeting of shareholders (the “Annual Meeting”) at the New Britain Museum of American Art, 56 Lexington Street, New Britain, CT 06052. At the Annual Meeting, the Company’s shareholders voted on four proposals each of which is described in the Proxy Statement. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter:
Proposal 1
The Company’s shareholders elected ten individuals to the board of directors to serve one-year terms, as set forth below:

NOMINEES	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
William L. Atwell	81,156,916	119,001	140,493	4,932,160
John R. Ciulla	81,080,440	226,356	109,614	4,932,160
John J. Crawford	79,824,141	1,473,171	119,098	4,932,160
Elizabeth E. Flynn	81,243,964	65,860	106,586	4,932,160
E. Carol Hayles	81,232,973	77,189	106,248	4,932,160
Laurence C. Morse	80,534,707	745,215	136,488	4,932,160
Karen R. Osar	80,678,125	618,840	119,445	4,932,160
Mark Pettie	81,198,324	106,114	111,972	4,932,160
James C. Smith	80,593,744	733,907	88,759	4,932,160
Lauren C. States	81,208,623	102,423	105,364	4,932,160

Proposal 2
The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
79,738,961	1,436,604	240,845	4,932,160

Proposal 3
The Company’s shareholders ratified the appointment by the Board of Directors of KPMG LLP as the independent registered public accounting firm of Webster for the fiscal year ending December 31, 2019, as set forth below:

Votes For	Votes Against	Abstain
85,568,058	661,823	118,689

Proposal 4

The Company’s shareholders approved the amendment and restatement of the Employee Stock Purchase Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
80,849,987	438,869	127,554	4,932,160

Item 9.01     Financial Statements and Exhibits.

(d) The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Employee Stock Purchase Plan (amended and restated effective as of April 1, 2019) (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement filed on March 22, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date: April 26, 2019	By:	/s/ Harriet Munrett Wolfe
	Name:	Harriet Munrett Wolfe
	Title:	Executive Vice President, General Counsel and Secretary